                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20479


                            ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






               Date of Report (Date of earliest event reported):
               -------------------------------------------------
                                  May 22, 1996
                                  ------------





                      New World Television Incorporated
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            (Exact name of registrant as specified in its charter)




    Delaware                         33-64546                  59-2813891
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(State or other                    (Commission)              (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


  3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
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(Address of principal executive offices)                 (Zip Code)


                                (770) 955-0045
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              Registrant's telephone number, including area code

                                Not Applicable
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        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        New World Television Incorporated ("NWT"), a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCG"), NW Communications of San Diego Inc., a Delaware corporation and a wholly owned subsidiary of NWT ("NWCSD"), and KNSD License, Inc., a Delaware corporation and a wholly owned subsidiary of NWCSD (together with NWCSD, the "KNSD Sellers"), and National Broadcasting Company, Inc. ("NBC") have entered into an Asset Purchase Agreement dated May 22, 1996 (the "KNSD Asset Purchase Agreement") pursuant to which NBC has agreed to purchase, and the KNSD Sellers have agreed to sell, upon the terms and subject to the conditions set forth in the KNSD Asset Purchase Agreement, substantially all of the assets of the KNSD Sellers related to the ownership and operation of television station KNSD, Channel 39, San Diego, California ("KNSD") for a purchase price of $225 million, subject to adjustment based on Net Working Capital (defined in the KNSD Asset Purchase Agreement) as of the closing of such transaction.

        The transactions contemplated by the KNSD Asset Purchase Agreement are subject to various closing conditions, including regulatory approvals. A copy of the KNSD Asset Purchase Agreement is filed as an exhibit hereto and is incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following items are filed with this report:


EXHIBIT NO.             DESCRIPTION
99.1                    Asset Purchase Agreement dated May 22, 1996 by and
                        among New World Television Incorporated, NW
                        Communications of San Diego, Inc., KNSD License, Inc.
                        and National Broadcasting Company, Inc.  (1)



______________________

(1) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      New World Television Incorporated


Date:  June 3, 1996                   By:  /s/ Joseph P. Page
                                           -------------------------------------
                                           Name: Joseph P. Page
                                           Title: Vice President and
                                                     Chief Financial Officer






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